POWER OF ATTORNEY

         We, the undersigned Trustees of PIMCO Funds: Multi-Manager Series, hereby severally constitute and appoint each of Stephen J. Treadway, Newton B. Schott, Jr., R. Wesley Burns and Teresa A. Wagner our true and lawful attorney, with full power to him or her to sign for us, and in our name and in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statements of PIMCO Funds: Multi-Manager Series on Form N-14 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name:                                      Capacity:                          Date:


_______________________                     Trustee                             __________________
Robert A. Prindiville


/s/E. Philip Cannon
_______________________                     Trustee                             January 31, 1997
E. Philip Cannon


/s/Donald P. Carter
_______________________                     Trustee                             January 31, 1997
Donald P. Carter


______________________                      Trustee                             __________________
Gary A. Childress


______________________                      Trustee                             __________________
Gary L. Light


______________________                      Trustee                             __________________
Joel Segall


/s/W. Bryant Stooks
_______________________                     Trustee                            January 25, 1997
W. Bryant Stooks


______________________                      Trustee                             __________________
Gerald M. Thorne

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